UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

2015 Annual Report November 30, 2015

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2015 Annual Report

Table of Contents

Letter to Shareholders	3

TVPTX: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	18

Trustees and Officers	19

Additional Information	21

Sector allocations
Name/Ticker	Primary focus	Total assets ($000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio	North American pipeline companies	$2,350
Class II Shares (TVPTX) Inception: 4/2014

1 As of 12/31/2015
2 As of 11/30/2015

2	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Dear shareholders,

The broad energy sector remained in uncertain territory during the fiscal year ending Nov. 30, 2015, with the S&P Energy Select Sector® Index returning -12.4%. Crude oil prices continued the downward trajectory that began in late 2014, reaching six-year lows in the final fiscal quarter. Headwinds throughout the year included ongoing concern about potential slowing demand from China and persistent global oversupply, including growing U.S. inventories, which could reach the highest level in at least 80 years.1 Geopolitical tensions, which have the potential to disrupt production and drive prices higher, escalated throughout the year but so far have had little effect on prices or production. Just following the 2015 fiscal year end, the Organization of Petroleum Exporting Countries (OPEC) had its annual meeting in Vienna where it announced a ‘wait and watch’ approach and confirmed that it will continue to produce at its current level of 31.5 million barrels per day, above its production quota.

Commodity price volatility negatively impacted companies across the entire energy value chain during the fiscal year, though to a much lesser extent for fixed-income securities. Midstream pipeline companies, master limited partnerships (MLPs) in particular, had a challenging second half of the fiscal year. While we firmly believe that midstream fundamentals remain solid, technical factors such as fund redemptions, short selling and closed-end fund deleveraging have put continued pressure on the MLP sector. Although the Federal Open Market Committee (FOMC) left interest rates unchanged in its October meeting, policymakers agreed on a small rate hike in December just following the close of the fiscal year.

Upstream

Oil and gas producers declined significantly, as reflected by the -25.9% return posted by the Tortoise North American Oil and Gas Producers IndexSM for the fiscal year, ending Nov. 30, 2015. Low oil prices have halted U.S. production growth, which is projected to average 9.3 million barrels per day (MMbbl/d) for the 2015 calendar year. U.S. production began to decline in May, falling from an estimated 9.6 MMbbl/d in April 2015 to an estimated 9.2 MMbbl/d in November 2015.1 It is anticipated that production will continue to decline and then begin to increase in late 2016, with a projected average of 8.8 MMbbl/d for 2016.1 With global demand expected to grow by 1.4 MMbbl/d in 2016, we think this combination should ultimately help balance the supply/demand equation and support oil price improvement.1

Oil prices moved much lower during the fiscal year, opening at $66.15 per barrel, peaking that same day at $69.00, bottoming at $38.09 on Aug. 24 and then closing the fiscal year at $41.65 per barrel. Against this protracted price slide, increased drilling efficiencies have allowed for equivalent or greater amounts of oil and gas production using fewer rigs and at lower costs. Producers have reduced expenses through advanced technologies, re-fracking old wells and by fracking drilled-but-uncompleted wells that have already been drilled but are not yet producing. These production efficiencies have enabled surprisingly resilient U.S. production even as drilling activity has declined and rig counts have fallen to their lowest level since April 2002.2

With respect to natural gas, the Marcellus shale continued to dominate domestic production, with many producers enjoying increased volumes, also due to greater drilling efficiencies. Production is expected to average 79.6 billion cubic feet/day (Bcf/d) in calendar 2015, up 6.3% from 2014.1 Due to this escalated production, an aggressive injection season and mild weather across much of the U.S., natural gas inventories reached a record high in Nov. 2015.1 Natural gas prices opened the fiscal year at $4.24 per million British thermal units (MMBtu), the high for the fiscal year. Prices moved generally lower throughout the year, hitting their trough on Nov. 3 at $1.90 per MMBtu and closing the fiscal year at $2.09 per MMBtu. These low prices have continued to incentivize power plants to switch from coal to natural gas. Electricity generated from natural-gas-fired plants was greater than that generated from coal-fired plants for the first time in April 2015, and this trend has continued.1

Midstream

Reflecting continued negative investor sentiment about energy, and MLPs in particular, MLPs, as represented by the Tortoise MLP Index®, posted a -32.3% return for the fiscal year, ending Nov. 30, 2015. Midstream MLPs continued to outpace their upstream counterparts, while broader pipeline companies outpaced MLPs (the latter of which includes companies spanning the energy value chain). This is reflected by the -25.7% return posted by the Tortoise North American Pipeline IndexSM for the fiscal year, ending Nov. 30, 2015.

Within midstream, performance was a bit mixed, but nonetheless negative across the board. As previously noted, we believe that this was mostly technical pressure, not a reflection of midstream fundamentals. Gathering and processing companies pulled back the most during the fiscal year, due to their greater sensitivity to commodity price volatility. Crude oil MLPs and other pipeline companies also retreated due to concerns about the impact on future pipeline projects given slowing production. Natural gas MLPs and other pipeline companies also were restrained, but fared slightly better due to strong production and demand growth driven by low natural gas prices. Although they also lost ground during the fiscal year, refined product MLPs and other pipeline companies were the least affected due to strong demand for refined products as oil prices stayed low throughout the year.

While the headwinds in the midstream segment have been challenging, particularly the concerns about access to capital, cash flows continued to grow, and in our view, midstream fundamentals generally have remained strong. We continue to see the critical need for infrastructure buildout, and announcements of new midstream projects have continued, with a particular focus on the southwestern Marcellus and the Utica, where pipeline takeaway needs are the greatest.3 Our projection for capital investments in MLP, pipeline and related organic projects is approximately $140 billion for 2015-2017, though we see downside risk as companies reevaluate and prioritize projects.

(unaudited)

Tortoise Capital Advisors	3

Downstream

While lower oil and gas prices have created challenges for many energy-related companies, they have delivered some positives for areas in the downstream segment of the energy value chain, starting with the ultimate end users – consumers. Cheap gasoline has pushed the number of miles driven by Americans to an all-time high.4 Gasoline consumption was 2.8% higher during the first ten months of 2015 than during the same period the previous year.5 Petrochemical companies and refiners have continued to benefit from low input costs and strong demand.

Capital markets

Capital markets were active throughout the year, though they became more challenging as the fiscal year progressed. Exploration and production companies started the fiscal year strong, but activity fell sharply during the second half of the year. This segment raised approximately $41 billion in total capital during the fiscal year. MLP and pipeline companies raised approximately $72 billion during the fiscal year with approximately $30 billion in equity and nearly $42 billion in debt.

There were 11 initial public offerings across the energy sector during the fiscal year totaling $5.5 billion, though none of these occurred in the fourth fiscal quarter. These deals included pipeline MLPs, oil and gas producers, YieldCos with renewable energy assets and others. Merger and acquisition activity was healthy among MLP and pipeline companies, with announced transactions totaling close to $140 billion for the fiscal year. The largest of these was Energy Transfer Equity L.P.’s proposed acquisition of The Williams Companies, Inc. in a deal valued at approximately $40 billion, which will create the third-largest energy franchise in North America.

Concluding thoughts

Despite challenging headwinds during the 2015 fiscal year, we view the current investment landscape as an attractive entry point for long-term investors. In our view, midstream MLP and pipeline fundamentals remain strong. We believe that in 2016 the global oil market may find more balance, searching for an optimal price at which consumer demand will remain strong due to low gasoline prices and oil producers can earn an adequate return on their invested capital. If this happens, opportunities should arise across the entire energy value chain.

Sincerely,

The Managing Directors at
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, December 2015
2 Baker Hughes, December 2015
3 Wood Mackenzie, December 2015
4 Federal Highway Administration, December 2015
5 Energy Information Administration, January 2016

(unaudited)

4	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.50%

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through May 31, 2016. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding this expense limit.

Top ten holdings (as of November 30, 2015)

1.	Spectra Energy Corporation	10.0%
2.	The Williams Companies, Inc.	9.7%
3.	Enbridge Inc.	8.9%
4.	Kinder Morgan, Inc.	6.5%
5.	TransCanada Corporation	5.0%
6.	Columbia Pipeline Group, Inc.	4.8%
7.	ONEOK, Inc.	4.7%
8.	Cheniere Energy, Inc.	4.4%
9.	Inter Pipeline Ltd.	3.6%
10.	Enterprise Products Partners L.P.	3.5%

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●

Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).
●

History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.
●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.
●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
●

Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through November 30, 2015

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through November 30, 2015. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Capital Advisors	5

Key asset performance drivers

Top five performers	Company type	Performance driver
NiSource Inc.	Midstream natural gas local distribution company	Corporate restructuring and stable cash flows as a result of regulated nature of local distribution companies
Valero Energy Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth in an otherwise weak market from dropdown asset suite of sponsor
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Lower oil prices drove greater refined product demand, increased exports and increased margins
Williams Partners L.P.	Midstream gathering and processing MLP	Announced acquisition by parent supported strong performance in the first half of the fiscal year
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout

Bottom five performers	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth and high leverage
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	High leverage at DCP Midstream joint venture raised funding concerns
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Need to support limited partnership with capital to finance growth
Targa Resources Corp.	Midstream gathering and processing company	Gathering & processing assets have greater exposure to commodity prices
The Williams Companies, Inc.	Midstream gathering and processing company	Decline in natural gas liquids (NGLs) prices; merger overhang

Total returns (as of November 30, 2015)

Ticker	Class	1 year	Since inception(1)	Gross expense ratio
TVPTX	Class II	-32.04%	-20.19%	23.43%
S&P 500® Index(2)		2.75%	8.72%	—
TNAP(3)		-25.74%	-13.95%	—

(1)	Reflects period from fund inception on 4/30/2014 through 11/30/2015.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Capital Advisors	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 – November 30, 2015).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2015 to
	(06/01/2015)	(11/30/2015)	11/30/2015)
Class II Actual(2)	$1,000.00	$702.80	$6.40
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.55	$7.59
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2015 of (29.72)%.

(unaudited)

8	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 73.6%(1)
Canadian Crude Oil Pipelines — 14.7%(1)
Enbridge Inc.	5,271	$186,857
Inter Pipeline Ltd.	4,301	74,783
Pembina Pipeline Corporation	2,343	53,774
		315,414
Canadian Natural Gas/Natural Gas Liquids Pipelines — 4.9%(1)
TransCanada Corporation	3,285	103,773
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	2,400	10,515
United States Crude Oil Pipelines — 4.6%(1)
Plains GP Holdings, L.P.	4,383	53,736
SemGroup Corp.	1,258	43,690
		97,426
United States Local Distribution Companies — 3.1%(1)
NiSource Inc.	3,464	66,474
United States Natural Gas Gathering/Processing — 13.8%(1)
EnLink Midstream, LLC	2,532	42,715
Targa Resources Corp.	1,276	50,147
The Williams Companies, Inc.	5,548	202,835
		295,697
United States Natural Gas/Natural Gas Liquids Pipelines — 31.2%(1)
Cheniere Energy, Inc.(2)	1,925	91,534
Columbia Pipeline Group, Inc.	5,262	100,873
Kinder Morgan, Inc.	5,775	136,117
National Fuel Gas Company	695	31,775
ONEOK, Inc.	3,357	98,964
Spectra Energy Corporation	7,998	209,548
		668,811
United States Refined Product Pipelines — 0.8%(1)
VTTI Energy Partners LP	835	17,543
Total Common Stock
(Cost $2,233,805)		1,575,653
Master Limited Partnerships — 24.3%(1)
United States Crude Oil Pipelines — 6.5%(1)
Genesis Energy, L.P.	406	15,976
Plains All American Pipeline, L.P.	1,732	42,919
Shell Midstream Partners, L.P.	806	28,105
Sunoco Logistics Partners L.P.	1,136	31,660
Tesoro Logistics LP	407	20,330
		138,990
United States Natural Gas Gathering/Processing — 4.8%(1)
Antero Midstream Partners LP	722	16,187
DCP Midstream Partners, LP	281	7,137
MarkWest Energy Partners, L.P.	765	36,720
Rice Midstream Partners LP(3)	369	4,827
Western Gas Equity Partners, LP	269	11,223
Western Gas Partners, LP	559	26,843
		102,937
United States Natural Gas/Natural Gas Liquids Pipelines — 7.0%(1)
Columbia Pipeline Partners LP	480	7,219
Energy Transfer Equity, L.P.	1,741	32,975
Enterprise Products Partners L.P.	2,896	73,529
EQT GP Holdings LP	221	5,045
EQT Midstream Partners LP	310	20,972
Spectra Energy Partners, LP	244	10,338
		150,078
United States Refined Product Pipelines — 6.0%(1)
Buckeye Partners, L.P.	547	37,026
Magellan Midstream Partners, L.P.	854	53,401
MPLX LP	255	10,950
Phillips 66 Partners LP	172	9,976
Valero Energy Partners LP	359	16,632
		127,985
Total Master Limited Partnerships
(Cost $649,542)		519,990
Short-Term Investment — 3.5%(1)
United States Investment Company — 3.5%(1)
Invesco Liquid Assets Portfolio, Institutional Class, 0.17%(4)
(Cost $74,701)	74,701	74,701
Total Investments — 101.4%(1)
(Cost $2,958,048)		2,170,344
Liabilities in Excess of Other Assets, Net — (1.4)%(1)		(29,918)
Total Net Assets — 100.0%(1)		$2,140,426

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale and considered illiquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $4,827, which represents 0.2% of net assets. See Note 2 to the financial statements for further disclosure.
(4)	The rate shown is the annualized seven day effective yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	9

Statement of Assets & Liabilities
November 30, 2015

Assets:
Investments, at fair value (cost $2,958,048)	$2,170,344
Dividends receivable	5,560
Receivable for capital shares sold	10,912
Receivable for Adviser expense reimbursement	14,235
Prepaid expenses	432
Total assets	2,201,483
Liabilities:
Payable to Adviser	1,620
Payable for fund administration & accounting fees	10,796
Payable for compliance fees	1,623
Payable for custody fees	1,197
Payable for transfer agent fees & expenses	2,563
Payable to trustees	392
Accrued expenses	41,967
Accrued distribution & shareholder service fees	899
Total liabilities	61,057
Net Assets	$2,140,426

Net Assets Consist of:
Capital Stock	$3,244,189
Undistributed net investment income	43,316
Accumulated net realized loss on investments	(359,364)
Net unrealized depreciation of investments and translations of foreign currency	(787,715)
Net Assets	$2,140,426

Class II
Net Assets	$2,140,426
Shares issued and outstanding(1)	309,046
Net asset value, redemption price and offering price per share	$6.93

(1) Unlimited shares authorized.

See accompanying Notes to Financial Statements.

10	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Statement of Operations
For the Year Ended November 30, 2015

Investment Income:
Dividends and distributions from common stock	$73,691
Distributions from master limited partnerships	29,343
Less: return of capital on distributions	(33,998)
Less: foreign taxes withheld	(2,789)
Net dividends and distributions from investments	66,247
Dividends from money market mutual funds	101
Total investment income	66,348
Expenses:
Fund administration & accounting fees (See Note 5)	67,349
Audit & tax fees	36,850
Advisory fees (See Note 5)	19,263
Transfer agent fees & expenses (See Note 5)	15,508
Legal fees	11,464
Custody fees (See Note 5)	11,429
Compliance fees (See Note 5)	11,059
Trustee fees (See Note 5)	10,058
Shareholder communication fees	9,404
Other	4,766
Registration fees	192
Distribution & shareholder service fees
Class II (See Note 6)	9,065
Total expenses before reimbursement	206,407
Less: expense reimbursement by Adviser	(172,413)
Net expenses	33,994
Net Investment Income	32,354
Realized and Unrealized Loss on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(330,358)
Net change in unrealized depreciation of investments and translations of foreign currency	(733,420)
Net Realized and Unrealized Loss on Investments	(1,063,778)
Net Decrease in Net Assets Resulting from Operations	$(1,031,424)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	11

Statement of Changes in Net Assets

		Period from
	Year Ended	April 30, 2014(1) to
	November 30, 2015	November 30, 2014
Operations
Net investment income	$32,354	$3,148
Net realized loss on investments, including foreign currency gain (loss)	(330,358)	(1,843)
Net change in unrealized depreciation of investments and translations of foreign currency	(733,420)	(54,295)
Net decrease in net assets resulting from operations	(1,031,424)	(52,990)
Capital Share Transactions
Class II:
Proceeds from shares sold	4,196,122	1,873,589
Proceeds from reinvestment of distributions	19,031	—
Payments for shares redeemed	(2,447,914)	(396,639)
Net increase in net assets resulting from capital share transactions	1,767,239	1,476,950
Distributions to Shareholders
Class II:
From net investment income	(6,585)	—
From net realized gains	(12,764)	—
Total distributions to shareholders	(19,349)	—
Total Increase in Net Assets	716,466	1,423,960
Net Assets
Beginning of period	1,423,960	—
End of period (including undistributed net investment income of $43,316 and $3,980, respectively)	$2,140,426	$1,423,960

Transactions in Shares
Shares sold	440,745	177,008
Shares issued to holders in reinvestment of dividends	2,711	—
Shares redeemed	(272,792)	(38,626)
Net increase	170,664	138,382

(1) Inception date of the Fund.

See accompanying Notes to Financial Statements.

12	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Financial Highlights
Class II

		Period from
	Year Ended	April 30, 2014(1) to
	November 30, 2015	November 30, 2014
Per Common Share Data(2)
Net asset value, beginning of period	$10.29	$10.00
Investment operations:
Net investment income(3)	0.09	0.02
Net realized and unrealized gain (loss) on investments and translations of foreign currency(3)	(3.39)	0.27
Total from investment operations	(3.30)	0.29
Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.04)	—
Total distributions	(0.06)	—
Net asset value, end of period	$6.93	$10.29
Total Return(4)	(32.04)%	2.90%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,140	$1,424
Ratio of expenses to average net assets:
Before expense reimbursement(5)	9.11%	23.43%
After expense reimbursement(5)	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(5)	(6.18)%	(21.32)%
After expense reimbursement(5)	1.43%	0.61%
Portfolio turnover rate(4)	120%	64%

(1)	Inception date of the Fund.
(2)	For a Class II Share outstanding for the entire period.
(3)	The per common share data for the period from April 30, 2014 to November 30, 2014 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Notes to Financial Statements
November 30, 2015

1. Organization

Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of November 30, 2015, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

During the year ended November 30, 2015, the Fund reallocated the amount of 2014 investment income and return of capital it recognized based on the 2014 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $863, a decrease in unrealized depreciation of investments of approximately $659, and a decrease in realized loss on investments of approximately $204 for the year ended November 30, 2015.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2015, the Fund increased undistributed net investment income by $13,567 and increased accumulated net realized loss by $13,567.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not

14	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2015, the Fund had investments in illiquid securities with a total value of $4,827 or 0.2% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Rice Midstream Partners LP	369	11/2015	$4,815

The carrying value per unit of unrestricted common units of Rice Midstream Partners LP was $14.00 on November 4, 2015, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by the Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.
Level 2	—

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	—	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of November 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Common stock	$1,575,653	$—	$—	$1,575,653
Master limited partnerships	515,163	4,827	—	519,990
Short-term investment	74,701	—	—	74,701
Total investments in securities	$2,165,517	$4,827	$—	$2,170,344

Tortoise Capital Advisors	15

Notes to Financial Statements (continued)

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the year ended November 30, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of the average daily net assets of the Fund’s Class II shares. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through at least May 31, 2016. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$112,793
11/30/2018	172,413

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended November 30, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended November 30, 2015, Class II incurred expenses of $5,666 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators that have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended November 30, 2015, Class II incurred shareholder servicing fees of $3,399 under the Agreement.

16	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Fund for the year ended November 30, 2015 were as follows:

	Purchases	Sales
Other	$4,399,800	$2,659,874

8. Federal Tax Information

As of November 30, 2015, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

Cost of investments	$3,214,341
Gross unrealized appreciation	—
Gross unrealized depreciation	(1,079,236)
Net unrealized depreciation	(1,079,236)
Undistributed ordinary income	41,405
Undistributed long-term capital gain	—
Total distributable earnings	41,405
Other accumulated losses	(65,932)
Total accumulated losses	$(1,103,763)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments.

As of November 30, 2015, the Fund had a short-term capital loss carryforward of $46,033 and a long-term capital loss carryforward of $19,899 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

During the year ended November 30, 2015, the Fund paid the following distributions to shareholders:

Ordinary income*	$19,349
Long-term capital gains	—
Total distributions	$19,349

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

During the period ended November 30, 2014, the Fund paid no distributions to shareholders.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2015, Jefferson National Life Insurance Company, for the benefit of its customers, owned 98.4% of the outstanding shares of the Fund.

Tortoise Capital Advisors	17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise VIP MLP & Pipeline Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise VIP MLP & Pipeline Portfolio (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of November 30, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise VIP MLP & Pipeline Portfolio at November 30, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 29, 2016

18	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Trustees and Officers (unaudited)
November 30, 2015

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Trustee	Indefinite Term; Since April 2011	28	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	28	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (8 Portfolios) (2012-Present)
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	28	Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (8 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since April 2011	28	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chairperson and Trustee	Indefinite Term; Since January 2011	28	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	N/A

* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Tortoise Capital Advisors	19

Trustees and Officers (unaudited) (continued)
November 30, 2015

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002 -present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 49	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine Bajczyk 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Mark Quade, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Secretary	Indefinite Term; Since June 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-present); Law Clerk U.S. Bancorp (2012-2013); J.D. Candidate, University of Minnesota Law School (2010-2013).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A

20	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 56.78% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2015 was 40.34% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 65.97%.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	21

Contacts

Board of Trustees
Roel Campos, Esq.
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee
Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Adviser Marketing Support
Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2015 and November 30, 2014, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$24,000	$18,000
Audit-Related Fees	$0	$0
Tax Fees	$10,475	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$10,475	$0
Registrant’s Investment Adviser	$79,900	$130,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	February 8, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	February 8, 2016

* Print the name and title of each signing officer under his or her signature.